Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q25

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Total revenues, net of interest expense(1)	$21,016	$20,032	$20,209	$19,465	$21,596	11%	3%
Total operating expenses	14,107	13,246	13,144	13,070	13,425	3%	(5%)
Net credit losses (NCLs)	2,303	2,283	2,172	2,242	2,459	10%	7%
Credit reserve build (release) for loans	119	76	210	321	102	(68%)	(14%)
Provision / (release) for unfunded lending commitments	(98)	(8)	105	(118)	108	NM	NM
Provisions for benefits and claims, other assets and HTM debt securities	41	125	188	148	54	(64%)	32%
Provisions for credit losses and for benefits and claims	2,365	2,476	2,675	2,593	2,723	5%	15%
Income (loss) from continuing operations before income taxes	4,544	4,310	4,390	3,802	5,448	43%	20%
Income taxes (benefits)	1,136	1,047	1,116	912	1,340	47%	18%
Income (loss) from continuing operations	3,408	3,263	3,274	2,890	4,108	42%	21%
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-
Net income (loss) before noncontrolling interests	3,407	3,263	3,273	2,890	4,107	42%	21%
Net income (loss) attributable to noncontrolling interests	36	46	35	34	43	26%	19%
Citigroup's net income (loss)	$3,371	$3,217	$3,238	$2,856	$4,064	42%	21%

Diluted earnings per share:
Income (loss) from continuing operations	$1.58	$1.52	$1.51	$1.34	$1.96	46%	24%
Citigroup's net income (loss)	$1.58	$1.52	$1.51	$1.34	$1.96	46%	24%

Preferred dividends	$279	$242	$277	$256	$269	5%	(4%)

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	$3,048	$2,943	$2,906	$2,563	$3,752	46%	23%
Citigroup's net income (loss) (for EPS purposes)	3,047	2,943	2,905	2,563	3,751	46%	23%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	$3,063	$2,962	$2,926	$2,583	$3,769	46%	23%
Citigroup's net income (loss) (for EPS purposes)	3,062	2,962	2,925	2,583	3,768	46%	23%

Shares (in millions):
Average basic	1,910.4	1,907.7	1,899.9	1,887.6	1,879.0	-	(2%)
Average diluted	1,943.2	1,945.7	1,940.3	1,931.0	1,919.6	(1%)	(1%)
Common shares outstanding, at period end	1,907.4	1,907.8	1,891.3	1,877.1	1,867.7	(1%)	(2%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(2)(3)(4)	13.45%	13.59%	13.71%	13.63%	13.4%
Tier 1 Capital ratio(2)(3)(4)	15.11%	15.30%	15.24%	15.31%	15.1%
Total Capital ratio(2)(3)(4)	15.17%	15.41%	15.21%	15.42%	15.4%
Supplementary Leverage ratio (SLR)(2)(4)(5)	5.84%	5.89%	5.85%	5.85%	5.8%
Return on average assets	0.55%	0.53%	0.52%	0.46%	0.65%	19 bps	10 bps
Return on average common equity	6.6%	6.3%	6.2%	5.4%	8.0%	260 bps	140 bps
Average tangible common equity (TCE) (in billions of dollars)(6)	$164.7	$166.1	$168.3	$168.6	$169.3	-	3%
Return on average tangible common equity (RoTCE)(6)	7.6%	7.2%	7.0%	6.1%	9.1%	300 bps	150 bps
Operating leverage(7)	(845) bps	524 bps	281 bps	3,002 bps	759 bps	(2,243) bps	1,604 bps
Efficiency ratio (total operating expenses/total revenues, net)	67.1%	66.1%	65.0%	67.1%	62.2%	(490) bps	(490) bps

Balance sheet data (in billions of dollars, except per share amounts)(2):
Total assets	$2,432.5	$2,405.7	$2,430.7	$2,352.9	$2,571.5	9%	6%
Total average assets	2,450.3	2,456.5	2,492.1	2,474.8	2,517.1	2%	3%
Total loans	674.6	687.7	688.9	694.5	702.1	1%	4%
Total deposits	1,307.2	1,278.1	1,310.0	1,284.5	1,316.4	2%	1%
Citigroup's stockholders' equity	206.6	208.3	209.1	208.6	212.4	2%	3%
Book value per share	99.08	99.70	101.91	101.62	103.90	2%	5%
Tangible book value per share(6)	86.67	87.53	89.67	89.34	91.52	2%	6%

Direct staff (in thousands)	237	229	229	229	229	-	(3%)

(1)

Effective January 1, 2025, certain transaction processing fees paid by Citi, primarily to credit card networks, reported within USPB, Services, Wealth, and All Other—Legacy Franchises (Mexico Consumer/SBMM and Asia Consumer), which were previously presented within Other operating expenses, are presented as contra-revenue within Commissions and fees reported in Non-interest revenue. Prior periods were conformed to reflect this change in presentation.

(2)	1Q25 is preliminary.
(3)

Citi’s binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.

(4)

Commencing January 1, 2025, the capital effects resulting from adoption of the Current Expected Credit Losses (CECL) methodology have been fully reflected in Citi's regulatory capital. For additional information, see "Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2024 Annual Report on Form 10-K.

(5)	For the composition of Citi's SLR, see page 22.
(6)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 22 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

(7)

Represents the year-over-year growth rate in basis points (bps) of Total revenues, net of interest expense less the year-over-year growth rate of Total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24
Revenues
Interest income (including dividends)	$36,223	$35,987	$36,456	$35,047	$33,666	(4%)	(7%)
Interest expense	22,716	22,494	23,094	21,314	19,654	(8%)	(13%)
Net interest income (NII)	13,507	13,493	13,362	13,733	14,012	2%	4%

Commissions and fees	2,636	2,555	2,589	2,456	2,707	10%	3%
Principal transactions	3,274	2,874	3,219	2,286	3,921	72%	20%
Administrative and other fiduciary fees	1,037	1,046	1,059	992	1,045	5%	1%
Realized gains (losses) on sales of investments, net	115	23	72	118	121	3%	5%
Impairment losses on investments	(30)	(17)	(45)	(339)	(58)	83%	(93%)
Provision for credit losses on available-for-sale (AFS) debt securities(1)	-	(4)	4	1	-	(100%)	-
Other revenue (loss)	477	62	(51)	218	(152)	NM	NM
Total non-interest revenues (NIR)	7,509	6,539	6,847	5,732	7,584	32%	1%
Total revenues, net of interest expense	21,016	20,032	20,209	19,465	21,596	11%	3%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,303	2,283	2,172	2,242	2,459	10%	7%
Credit reserve build / (release) for loans	119	76	210	321	102	(68%)	(14%)
Provision for credit losses on loans	2,422	2,359	2,382	2,563	2,561	-	6%
Provision for credit losses on held-to-maturity (HTM) debt securities	10	(5)	50	(5)	(5)	-	NM
Provision for credit losses on other assets	4	112	110	136	39	(71%)	NM
Policyholder benefits and claims	27	18	28	17	20	18%	(26%)
Provision for credit losses on unfunded lending commitments	(98)	(8)	105	(118)	108	NM	NM
Total provisions for credit losses and for benefits and claims(2)	2,365	2,476	2,675	2,593	2,723	5%	15%

Operating expenses
Compensation and benefits	7,673	6,888	7,058	6,923	7,464	8%	(3%)
Technology / communication	2,246	2,238	2,273	2,278	2,379	4%	6%
Premises and equipment	585	597	606	650	574	(12%)	(2%)
Advertising and marketing	228	280	282	323	250	(23%)	10%
Restructuring	225	36	9	(11)	(3)	73%	NM
Other operating	3,150	3,207	2,916	2,907	2,761	(5%)	(12%)
Total operating expenses	14,107	13,246	13,144	13,070	13,425	3%	(5%)

Income (loss) from continuing operations before income taxes	4,544	4,310	4,390	3,802	5,448	43%	20%
Provision (benefit) for income taxes	1,136	1,047	1,116	912	1,340	47%	18%

Income (loss) from continuing operations	3,408	3,263	3,274	2,890	4,108	42%	21%
Discontinued operations
Income (loss) from discontinued operations	(1)	-	(1)	-	(1)	NM	-
Provision (benefit) for income taxes	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-

Net income (loss) before attribution to noncontrolling interests	3,407	3,263	3,273	2,890	4,107	42%	21%
Noncontrolling interests	36	46	35	34	43	26%	19%
Citigroup's net income (loss)	$3,371	$3,217	$3,238	$2,856	$4,064	42%	21%

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS debt securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS debt securities, which is disclosed separately above.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						1Q25 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2024	2024	2024	2024	2025(1)	4Q24	1Q24
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,174	$26,917	$25,266	$22,782	$25,466	12%	1%
Deposits with banks, net of allowance	247,556	219,217	277,828	253,750	282,865	11%	14%
Securities borrowed and purchased under resale agreements, net of allowance	344,264	317,970	285,928	274,062	390,215	42%	13%
Brokerage receivables, net of allowance	61,314	64,563	63,653	50,841	57,440	13%	(6%)
Trading account assets	431,468	446,339	458,072	442,747	518,577	17%	20%
Investments
Available-for-sale debt securities	254,898	249,362	234,444	226,876	225,180	(1%)	(12%)
Held-to-maturity debt securities, net of allowance	252,459	251,125	248,274	242,382	220,385	(9%)	(13%)
Equity securities	7,826	7,789	7,953	7,399	7,323	(1%)	(6%)
Total investments	515,183	508,276	490,671	476,657	452,888	(5%)	(12%)
Loans
Consumer(2)	381,759	386,117	389,151	393,102	386,312	(2%)	1%
Corporate(3)	292,819	301,605	299,771	301,386	315,744	5%	8%
Loans, net of unearned income	674,578	687,722	688,922	694,488	702,056	1%	4%
Allowance for credit losses on loans (ACLL)	(18,296)	(18,216)	(18,356)	(18,574)	(18,726)	(1%)	(2%)
Total loans, net	656,282	669,506	670,566	675,914	683,330	1%	4%
Goodwill	20,042	19,704	19,691	19,300	19,422	1%	(3%)
Intangible assets (including MSRs)	4,338	4,226	4,121	4,494	4,430	(1%)	2%
Premises and equipment, net of depreciation and amortization	29,188	29,399	30,096	30,192	30,814	2%	6%
Other assets, net of allowance	97,701	99,569	104,771	102,206	106,067	4%	9%
Total assets	$2,432,510	$2,405,686	$2,430,663	$2,352,945	$2,571,514	9%	6%

Liabilities
Non-interest-bearing deposits in U.S. offices	$112,535	$117,607	$118,034	$123,338	$122,472	(1%)	9%
Interest-bearing deposits in U.S. offices	570,259	546,772	558,461	551,547	562,628	2%	(1%)
Total U.S. deposits	682,794	664,379	676,495	674,885	685,100	2%	-
Non-interest-bearing deposits in offices outside the U.S.	87,936	83,150	84,913	84,349	82,215	(3%)	(7%)
Interest-bearing deposits in offices outside the U.S.	536,433	530,608	548,591	525,224	549,095	5%	2%
Total international deposits	624,369	613,758	633,504	609,573	631,310	4%	1%

Total deposits	1,307,163	1,278,137	1,309,999	1,284,458	1,316,410	2%	1%
Securities loaned and sold under repurchase agreements	299,387	305,206	278,377	254,755	403,959	59%	35%
Brokerage payables	73,013	73,621	81,186	66,601	78,302	18%	7%
Trading account liabilities	156,652	151,259	142,534	133,846	148,688	11%	(5%)
Short-term borrowings	31,910	38,694	41,340	48,505	49,139	1%	54%
Long-term debt	285,495	280,321	299,081	287,300	295,684	3%	4%
Other liabilities, plus allowances(4)	71,492	69,304	68,244	68,114	66,074	(3%)	(8%)
Total liabilities	$2,225,112	$2,196,542	$2,220,761	$2,143,579	$2,358,256	10%	6%

Stockholders' equity
Preferred stock	$17,600	$18,100	$16,350	$17,850	$18,350	3%	4%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,592	108,785	108,969	109,117	108,616	-	-
Retained earnings	200,956	202,913	204,770	206,294	209,013	1%	4%
Treasury stock, at cost	(74,865)	(74,842)	(75,840)	(76,842)	(77,880)	(1%)	(4%)
Accumulated other comprehensive income (loss) (AOCI)	(45,729)	(46,677)	(45,197)	(47,852)	(45,722)	4%	-
Total common equity	$188,985	$190,210	$192,733	$190,748	$194,058	2%	3%

Total Citigroup stockholders' equity	$206,585	$208,310	$209,083	$208,598	$212,408	2%	3%
Noncontrolling interests	813	834	819	768	850	11%	5%
Total equity	207,398	209,144	209,902	209,366	213,258	2%	3%
Total liabilities and equity	$2,432,510	$2,405,686	$2,430,663	$2,352,945	$2,571,514	9%	6%

(1)	March 31, 2025 is preliminary.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24
Revenues, net of interest expense(1)
Services	$4,763	$4,675	$5,015	$5,165	$4,889	(5%)	3%
Markets	5,357	5,086	4,817	4,576	5,986	31%	12%
Banking	1,736	1,627	1,597	1,241	1,952	57%	12%
Wealth	1,687	1,807	1,995	1,994	2,096	5%	24%
U.S. Personal Banking (USPB)	5,109	4,832	4,964	5,150	5,228	2%	2%
All Other—managed basis(2)(3)	2,376	1,972	1,820	1,335	1,445	8%	(39%)
Reconciling Items—divestiture-related impacts(4)	(12)	33	1	4	-	(100%)	100%
Total net revenues—reported	$21,016	$20,032	$20,209	$19,465	$21,596	11%	3%

Income (loss) from continuing operations
Services	$1,515	$1,498	$1,683	$1,888	$1,610	(15%)	6%
Markets	1,421	1,469	1,089	1,026	1,795	75%	26%
Banking	527	409	236	357	542	52%	3%
Wealth	175	210	283	334	284	(15%)	62%
USPB	347	121	522	392	745	90%	115%
All Other—managed basis(2)(3)	(483)	(412)	(494)	(1,071)	(853)	20%	(77%)
Reconciling Items—divestiture-related impacts(4)	(94)	(32)	(45)	(36)	(15)	58%	84%

Income (loss) from continuing operations—reported	3,408	3,263	3,274	2,890	4,108	42%	21%

Discontinued operations	(1)	-	(1)	-	(1)	NM	-

Net income (loss) attributable to noncontrolling interests	36	46	35	34	43	26%	19%

Net income (loss)	$3,371	$3,217	$3,238	$2,856	$4,064	42%	21%

(1)	See footnote 1 on page 1.
(2)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(3)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle-market banking (Mexico Consumer/SBMM) within Legacy Franchises. See page 14 for additional information.

(4)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income (including dividends)	$3,317	$3,225	$3,435	$3,446	$3,498	2%	5%
Fee revenue
Commissions and fees(1)	794	862	834	806	815	1%	3%
Fiduciary and administrative, and other	685	695	701	635	658	4%	(4%)
Total fee revenue	1,479	1,557	1,535	1,441	1,473	2%	-
Principal transactions	248	182	266	263	250	(5%)	1%
All other(2)	(281)	(289)	(221)	15	(332)	NM	(18%)
Total non-interest revenue	1,446	1,450	1,580	1,719	1,391	(19%)	(4%)

Total revenues, net of interest expense(1)	4,763	4,675	5,015	5,165	4,889	(5%)	3%
Total operating expenses(1)	2,663	2,729	2,575	2,601	2,584	(1%)	(3%)
Net credit losses (recoveries) on loans	6	-	14	28	6	(79%)	-
Credit reserve build (release) for loans	34	(100)	7	(71)	24	NM	(29%)
Provision (release) for credit losses on unfunded lending commitments	12	2	7	(4)	(6)	(50%)	NM
Provisions for credit losses for other assets and HTM debt securities	12	71	99	159	27	(83%)	125%
Provision for credit losses	64	(27)	127	112	51	(54%)	(20%)
Income from continuing operations before taxes	2,036	1,973	2,313	2,452	2,254	(8%)	11%
Income taxes	521	475	630	564	644	14%	24%
Income from continuing operations	1,515	1,498	1,683	1,888	1,610	(15%)	6%
Noncontrolling interests	25	27	32	17	15	(12%)	(40%)
Net income	$1,490	$1,471	$1,651	$1,871	$1,595	(15%)	7%
EOP assets (in billions)	$577	$569	$608	$584	$589	1%	2%
Average assets (in billions)	580	575	591	596	578	(3%)	-
Efficiency ratio	56%	58%	51%	50%	53%	300 bps	(300) bps
Average allocated TCE (in billions)(3)	$24.9	$24.9	$24.9	$24.9	$24.7	(1%)	(1%)
RoTCE(2)	24.1%	23.8%	26.4%	29.9%	26.2%	(370) bps	210 bps

Revenue by component
Net interest income	$2,723	$2,629	$2,731	$2,840	$2,865	1%	5%
Non-interest revenue	790	797	896	1,095	775	(29%)	(2%)
Treasury and Trade Solutions (TTS)	3,513	3,426	3,627	3,935	3,640	(7%)	4%
Net interest income	594	596	704	606	633	4%	7%
Non-interest revenue	656	653	684	624	616	(1%)	(6%)
Securities Services	1,250	1,249	1,388	1,230	1,249	2%	-
Total Services	$4,763	$4,675	$5,015	$5,165	$4,889	(5%)	3%

Revenue by geography
North America	$1,243	$1,295	$1,360	$1,504	$1,445	(4%)	16%
International	3,520	3,380	3,655	3,661	3,444	(6%)	(2%)
Total	$4,763	$4,675	$5,015	$5,165	$4,889	(5%)	3%

Key drivers(4) (in billions of dollars, except as otherwise noted)
Average loans by component
TTS	$81	$81	$86	$85	$86	1%	6%
Securities Services	1	1	1	2	1	(50%)	-
Total	$82	$82	$87	$87	$87	-	6%

ACLL as a % of EOP loans(5)	0.54%	0.37%	0.38%	0.30%	0.30%	0 bps	(24) bps

Average deposits by component
TTS	$684	$677	$690	$704	$690	(2%)	1%
Securities Services	124	127	135	135	136	1%	10%
Total	$808	$804	$825	$839	$826	(2%)	2%

AUC/AUA (in trillions of dollars)(6)	$24.0	$24.2	$26.3	$25.4	$26.1	3%	9%
Cross-border transaction value(7)	$90.7	$92.7	$95.0	$101.3	$95.1	(6%)	5%
U.S. dollar clearing volume (in millions)(8)	39.6	41.6	42.7	44.1	42.7	(3%)	8%
Commercial card spend volume	$16.8	$18.0	$18.3	$17.3	$17.2	(1%)	2%

(1)	See footnote 1 on page 1.
(2)

Services includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments’ and component's average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.
(6)	1Q25 is preliminary.
(7)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(8)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income (including dividends)	$1,706	$2,038	$1,405	$1,856	$2,013	8%	18%
Fee revenue
Brokerage and fees	336	346	391	329	400	22%	19%
Investment banking fees(1)	100	104	118	104	135	30%	35%
Other(2)	62	62	64	50	52	4%	(16%)
Total fee revenue	498	512	573	483	587	22%	18%

Principal transactions	3,178	2,696	2,847	2,480	3,350	35%	5%
All other(3)	(25)	(160)	(8)	(243)	36	NM	NM
Total non-interest revenue	3,651	3,048	3,412	2,720	3,973	46%	9%
Total revenues, net of interest expense	5,357	5,086	4,817	4,576	5,986	31%	12%
Total operating expenses	3,384	3,305	3,339	3,174	3,468	9%	2%
Net credit losses (recoveries) on loans	78	66	24	-	142	NM	82%
Credit reserve build (release) for loans	120	(111)	37	167	48	(71%)	(60%)
Provision (release) for credit losses on unfunded lending commitments	(1)	2	47	(31)	9	NM	NM
Provisions for credit losses for other assets and HTM debt securities	2	32	33	(2)	2	NM	-
Provision for credit losses	199	(11)	141	134	201	50%	1%
Income (loss) from continuing operations before taxes	1,774	1,792	1,337	1,268	2,317	83%	31%
Income taxes (benefits)	353	323	248	242	522	116%	48%
Income (loss) from continuing operations	1,421	1,469	1,089	1,026	1,795	75%	26%
Noncontrolling interests	15	26	17	17	13	(24%)	(13%)
Net income (loss)	$1,406	$1,443	$1,072	$1,009	$1,782	77%	27%
EOP assets (in billions)	$1,038	$1,023	$1,002	$949	$1,165	23%	12%
Average assets (in billions)	1,048	1,064	1,082	1,058	1,121	6%	7%
Efficiency ratio	63%	65%	69%	69%	58%	(1,100) bps	(500) bps
Average allocated TCE (in billions)(4)	$54.0	$54.0	$54.0	$54.0	$50.4	(7%)	(7%)
RoTCE(4)	10.5%	10.7%	7.9%	7.4%	14.3%	690 bps	380 bps

Revenue by component
Fixed Income markets	$4,130	$3,564	$3,578	$3,478	$4,477	29%	8%
Equity markets	1,227	1,522	1,239	1,098	1,509	37%	23%
Total	$5,357	$5,086	$4,817	$4,576	$5,986	31%	12%

Rates and currencies	$2,800	$2,466	$2,465	$2,421	$3,048	26%	9%
Spread products / other fixed income	1,330	1,098	1,113	1,057	1,429	35%	7%
Total Fixed Income markets revenues	$4,130	$3,564	$3,578	$3,478	$4,477	29%	8%

Revenue by geography
North America	$2,067	$2,031	$1,773	$1,691	$2,176	29%	5%
International	3,290	3,055	3,044	2,885	3,810	32%	16%
Total	$5,357	$5,086	$4,817	$4,576	$5,986	31%	12%

Key drivers(5) (in billions of dollars)
Average loans	$120	$119	$119	$122	$128	5%	7%
NCLs as a % of average loans	0.26%	0.22%	0.08%	0.00%	0.45%	45 bps	19 bps
ACLL as a % of EOP loans(6)	0.86%	0.74%	0.77%	0.88%	0.89%	1 bps	3 bps
Average trading account assets	$408	$426	$462	$449	$476	6%	17%
Average deposits(7)	24	25	19	15	15	-	(38%)

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

Markets includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.
(7)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income (including dividends)	$582	$527	$527	$521	$491	(6%)	(16%)
Fee revenue
Investment banking fees(1)	972	935	999	951	1,104	16%	14%
Other(2)	42	50	31	51	49	(4%)	17%
Total fee revenue	1,014	985	1,030	1,002	1,153	15%	14%
Principal transactions	(227)	(126)	(197)	(209)	(90)	57%	60%
All other(3)	367	241	237	(73)	398	NM	8%
Total non-interest revenue	1,154	1,100	1,070	720	1,461	103%	27%

Total revenues, net of interest expense	1,736	1,627	1,597	1,241	1,952	57%	12%
Total operating expenses	1,179	1,131	1,116	1,051	1,034	(2%)	(12%)

Net credit losses on loans	66	40	36	7	34	386%	(48%)
Credit reserve build (release) for loans	(89)	(51)	62	(122)	78	NM	NM
Provision (release) for credit losses on unfunded lending commitments	(96)	(9)	59	(82)	107	NM	NM
Provisions for credit losses for other assets and HTM debt securities	(10)	(12)	20	(43)	(5)	88%	50%
Provision for credit losses	(129)	(32)	177	(240)	214	NM	NM
Income (loss) from continuing operations before taxes	686	528	304	430	704	64%	3%
Income taxes (benefits)	159	119	68	73	162	122%	2%
Income (loss) from continuing operations	527	409	236	357	542	52%	3%
Noncontrolling interests	3	3	(2)	1	(1)	NM	NM
Net income (loss)	$524	$406	$238	$356	$543	53%	4%
EOP assets (in billions)	$151	$147	$151	$143	$147	3%	(3%)
Average assets (in billions)	154	152	152	149	144	(3%)	(6%)
Efficiency ratio	68%	70%	70%	85%	53%	(3,200) bps	(1,500) bps
Average allocated TCE (in billions)(4)	$21.8	$21.8	$21.8	$21.8	$20.6	(6%)	(6%)
RoTCE(4)	9.7%	7.5%	4.3%	6.5%	10.7%	420 bps	100 bps

Revenue by component
Total Investment Banking	$925	$853	$934	$925	$1,035	12%	12%
Corporate Lending—excluding gain/(loss) on loan hedges(3)(5)	915	765	742	322	903	180%	(1%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(3)(5)	1,840	1,618	1,676	1,247	1,938	55%	5%
Gain/(loss) on loan hedges(3)(5)	(104)	9	(79)	(6)	14	NM	NM
Total Banking revenues including gain/(loss) on loan hedges(3)(5)	$1,736	$1,627	$1,597	$1,241	$1,952	57%	12%

Business metrics—investment banking fees
Advisory	$230	$268	$394	$353	$424	20%	84%
Equity underwriting (Equity Capital Markets (ECM))	171	174	129	214	127	(41%)	(26%)
Debt underwriting (Debt Capital Markets (DCM))	571	493	476	384	553	44%	(3%)
Total	$972	$935	$999	$951	$1,104	16%	14%

Revenue by geography
North America	$773	$749	$837	$738	$989	34%	28%
International	963	878	760	503	963	91%	-
Total	$1,736	$1,627	$1,597	$1,241	$1,952	57%	12%

Key drivers(6) (in billions of dollars)
Average loans	$89	$89	$88	$84	$82	(2%)	(8%)
NCLs as a % of average loans	0.30%	0.18%	0.16%	0.03%	0.17%	14 bps	(13) bps
ACLL as a % of EOP loans(7)	1.47%	1.42%	1.54%	1.42%	1.54%	12 bps	7 bps
Average deposits	1	1	1	1	-	(100%)	(100%)

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

Banking includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income	$981	$1,047	$1,233	$1,247	$1,274	2%	30%
Fee revenue
Commissions and fees(1)	338	342	342	358	399	11%	18%
Other(2)	231	232	241	245	247	1%	7%
Total fee revenue	569	574	583	603	646	7%	14%
All other(3)	137	186	179	144	176	22%	28%
Total non-interest revenue	706	760	762	747	822	10%	16%

Total revenues, net of interest expense(1)	1,687	1,807	1,995	1,994	2,096	5%	24%

Total operating expenses(1)	1,636	1,535	1,594	1,561	1,639	5%	-
Net credit losses on loans	29	35	27	30	38	27%	31%
Credit reserve build (release) for loans	(190)	(43)	8	(11)	61	NM	NM
Provision (release) for credit losses on unfunded lending commitments	(8)	-	(1)	-	(1)	NM	88%
Provisions for benefits and claims (PBC), and other assets	(1)	(1)	(1)	1	-	(100%)	100%
Provisions for credit losses and for PBC	(170)	(9)	33	20	98	390%	NM
Income from continuing operations before taxes	221	281	368	413	359	(13%)	62%
Income taxes	46	71	85	79	75	(5%)	63%
Income from continuing operations	175	210	283	334	284	(15%)	62%
Noncontrolling interests	-	-	-	-	-	-	-
Net income	$175	$210	$283	$334	$284	(15%)	62%
EOP assets (in billions)	$229	$228	$230	$224	$224	-	(2%)
Average assets (in billions)	236	230	229	227	223	(2%)	(6%)
Efficiency ratio	97%	85%	80%	78%	78%	0 bps	(1,900) bps
Average allocated TCE (in billions)(4)	$13.2	$13.2	$13.2	$13.2	$12.3	(7%)	(7%)
RoTCE(4)	5.3%	6.4%	8.5%	10.1%	9.4%	(70) bps	410 bps

Revenue by component
Private Bank	$571	$611	$614	$590	$664	13%	16%
Wealth at Work	181	195	244	256	268	5%	48%
Citigold	935	1,001	1,137	1,148	1,164	1%	24%
Total	$1,687	$1,807	$1,995	$1,994	$2,096	5%	24%

Revenue by geography
North America	$773	$847	$1,000	$1,008	$1,073	6%	39%
International	914	960	995	986	1,023	4%	12%
Total	$1,687	$1,807	$1,995	$1,994	$2,096	5%	24%

Key drivers(5) (in billions of dollars)

EOP client balances
Client investment assets(6)(7)	$514	$541	$580	$587	$595	1%	16%
Deposits	320	318	316	313	309	(1%)	(4%)
Loans	149	150	151	148	147	-	(1%)
Total	$983	$1,009	$1,047	$1,048	$1,051	-	7%

Average loans	$150	$150	$150	$148	$147	(1%)	(2%)
ACLL as a % of EOP loans	0.39%	0.35%	0.36%	0.36%	0.40%	4 bps	1 bps

(1)	See footnote 1 on page 1.
(2)	Primarily related to fiduciary and administrative fees.
(3)	Primarily related to principal transactions revenue including FX translation.
(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Includes assets under management, and trust and custody assets.
(7)	1Q25 is preliminary.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income	$5,226	$5,103	$5,293	$5,481	$5,541	1%	6%
Fee revenue
Interchange fees(1)(2)	2,283	2,437	2,388	2,483	2,324	(6%)	2%
Card rewards and partner payments	(2,580)	(2,847)	(2,839)	(2,960)	(2,821)	5%	(9%)
Other(2)	105	114	110	139	143	3%	36%
Total fee revenue	(192)	(296)	(341)	(338)	(354)	(5%)	(84%)
All other(3)	75	25	12	7	41	486%	(45%)
Total non-interest revenue	(117)	(271)	(329)	(331)	(313)	5%	(168%)

Total revenues, net of interest expense	5,109	4,832	4,964	5,150	5,228	2%	2%

Total operating expenses(1)	2,450	2,355	2,376	2,465	2,442	(1%)	-

Net credit losses on loans	1,864	1,931	1,864	1,920	1,983	3%	6%
Credit reserve build (release) for loans	337	382	41	246	(171)	NM	NM
Provision (release) for credit losses on unfunded lending commit.	-	-	-	-	-	-	-
Provisions for benefits and claims (PBC), and other assets	3	2	4	4	(1)	NM	NM
Provisions for credit losses and for PBC	2,204	2,315	1,909	2,170	1,811	(17%)	(18%)
Income from continuing operations before taxes	455	162	679	515	975	89%	114%
Income taxes	108	41	157	123	230	87%	113%
Income from continuing operations	347	121	522	392	745	90%	115%
Noncontrolling interests	-	-	-	-	-	-	-
Net income	$347	$121	$522	$392	$745	90%	115%
EOP assets (in billions)	$237	$242	$245	$252	$244	(3%)	3%
Average assets (in billions)	233	239	244	249	247	(1%)	6%
Efficiency ratio	48%	49%	48%	48%	47%	(100) bps	(100) bps
Average allocated TCE (in billions)(4)	$25.2	$25.2	$25.2	$25.2	$23.4	(7%)	(7%)
RoTCE(4)	5.5%	1.9%	8.2%	6.2%	12.9%	670 bps	740 bps

Revenue by component
Branded Cards(1)(5)	$2,652	$2,536	$2,741	$2,806	$2,892	3%	9%
Retail Services(1)(5)	1,890	1,735	1,704	1,741	1,675	(4%)	(11%)
Retail Banking(1)(5)	567	561	519	603	661	10%	17%
Total	$5,109	$4,832	$4,964	$5,150	$5,228	2%	2%

Average loans and deposits(6) (in billions)
Average loans	$204	$206	$210	$216	$216	-	6%
ACLL as a % of EOP loans(7)	6.58%	6.60%	6.52%	6.38%	6.51%	13 bps	(7) bps
Average deposits	100	93	85	86	89	3%	(11%)

(1)	See footnote 1 on page 14.
(2)	Primarily related to retail banking and credit card-related fees.
(3)	Primarily related to revenue incentives from card networks and partners.
(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Effective January 1, 2025, USPB changed its reporting for certain installment lending products that were transferred from Retail Banking to Branded Cards and Retail Services to reflect where these products are managed. Prior periods were conformed to reflect this change.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
U.S. Personal Banking Key Drivers)(1)(2) (in billions of dollars, except as otherwise noted)	2024	2024	2024	2024	2025	4Q24	1Q24

New credit cards account acquisitions (in thousands)
Branded Cards	1,170	1,144	1,224	1,129	1,300	15%	11%
Retail Services	1,658	2,034	1,799	2,391	1,540	(36%)	(7%)
Credit card spend volume
Branded Cards	$120.9	$130.9	$128.9	$135.4	$125.1	(8%)	3%
Retail Services	20.0	23.7	21.7	25.2	19.0	(25%)	(5%)
Average loans(3)
Branded Cards	$110.8	$112.8	$114.8	$116.9	$116.7	-	5%
Credit cards	107.5	109.3	111.1	113.1	112.9	-	5%
Personal installment loans (PIL)	3.3	3.5	3.7	3.8	3.8	-	15%
Retail Services	51.7	51.0	51.2	51.9	51.3	(1%)	(1%)
Retail Banking	41.7	42.5	44.3	46.8	47.9	2%	15%
EOP loans(3)
Branded Cards	$111.4	$115.3	$115.9	$121.1	$116.3	(4%)	4%
Credit cards	108.0	111.8	112.1	117.3	112.6	(4%)	4%
PIL	3.4	3.5	3.8	3.8	3.7	(3%)	9%
Retail Services	50.8	51.7	51.6	53.8	50.2	(7%)	(1%)
Retail Banking	42.2	42.7	45.6	46.8	48.2	3%	14%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.63%	9.04%	9.50%	9.55%	10.05%	50 bps	42 bps
Retail Services	14.70%	13.68%	13.24%	13.35%	13.24%	(11) bps	(146) bps
NII as a % of average loans(4)
Branded Cards	9.28%	8.92%	9.18%	9.36%	9.79%	43 bps	51 bps
Retail Services	17.20%	16.92%	17.12%	17.06%	17.13%	7 bps	(7) bps
NCLs as a % of average loans
Branded Cards	3.72%	3.88%	3.63%	3.63%	3.97%	34 bps	25 bps
Credit cards	3.65%	3.82%	3.56%	3.55%	3.89%	34 bps	24 bps
PIL	5.97%	5.86%	5.70%	6.18%	6.19%	1 bps	22 bps
Retail Services	6.32%	6.45%	6.14%	6.21%	6.43%	22 bps	11 bps
Retail Banking	0.27%	0.24%	0.24%	0.36%	0.25%	(11) bps	(2) bps
Loans 90+ days past due as a % of EOP loans
Branded Cards	1.16%	1.07%	1.09%	1.16%	1.18%	2 bps	2 bps
Credit cards	1.19%	1.09%	1.11%	1.18%	1.20%	2 bps	1 bps
PIL	0.44%	0.46%	0.50%	0.55%	0.49%	(6) bps	5 bps
Retail Services	2.53%	2.36%	2.45%	2.46%	2.38%	(8) bps	(15) bps
Retail Banking(5)	0.34%	0.35%	0.33%	0.31%	0.33%	2 bps	(1) bps
Loans 30-89 days past due as a % of EOP loans
Branded Cards	1.02%	0.95%	1.06%	1.04%	1.03%	(1) bps	1 bps
Credit cards	1.01%	0.94%	1.05%	1.03%	1.02%	(1) bps	1 bps
PIL	1.24%	1.23%	1.32%	1.34%	1.38%	4 bps	14 bps
Retail Services	2.18%	2.06%	2.29%	2.09%	2.12%	3 bps	(6) bps
Retail Banking(5)	0.47%	0.50%	0.42%	0.48%	0.56%	8 bps	9 bps
Branches (actual)	645	641	641	642	644	-	-
Mortgage originations	$3.1	$4.3	$4.6	$4.2	$2.8	(33%)	(10%)

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	See footnote 5 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Net interest income includes certain fees that are recorded as interest revenue.
(5)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income	$1,695	$1,553	$1,469	$1,182	$1,195	1%	(29%)
Non-interest revenue(4)	681	419	351	153	250	63%	(63%)
Total revenues, net of interest expense	2,376	1,972	1,820	1,335	1,445	8%	(39%)
Total operating expenses(4)(5)(6)(7)(8)(9)	2,685	2,106	2,077	2,162	2,224	3%	(17%)
Net credit losses on loans	249	214	208	257	256	-	3%
Credit reserve build (release) for loans	(93)	(1)	55	112	73	(35%)	NM
Provision (release) for credit losses on unfunded lending commitments	(5)	(3)	(7)	(1)	(1)	-	80%
Provisions for benefits and claims, other assets and HTM debt securities	35	33	33	29	31	7%	(11%)
Provisions for credit losses and for benefits and claims (PBC)	186	243	289	397	359	(10%)	93%
Income (loss) from continuing operations before taxes	(495)	(377)	(546)	(1,224)	(1,138)	7%	(130%)
Income taxes (benefits)	(12)	35	(52)	(153)	(285)	(86%)	NM
Income (loss) from continuing operations	(483)	(412)	(494)	(1,071)	(853)	20%	(77%)
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-
Noncontrolling interests	(7)	(10)	(12)	(1)	16	NM	NM
Net income (loss)	$(477)	$(402)	$(483)	$(1,070)	$(870)	19%	(82%)
EOP assets (in billions)	$201	$197	$195	$201	$203	1%	1%
Average assets (in billions)	199	197	194	196	204	4%	3%
Efficiency ratio	113%	107%	114%	162%	154%	(800) bps	4,100 bps
Average allocated TCE (in billions)(10)	$25.6	$27.0	$29.2	$29.5	$37.9	28%	48%

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,563	$1,633	$1,523	$1,422	$1,467	3%	(6%)
Asia Consumer	252	219	191	150	135	(10%)	(46%)
Legacy Holdings Assets (LHA)	4	(133)	20	(9)	19	NM	375%
Corporate/Other	557	253	86	(228)	(176)	23%	NM
Total	$2,376	$1,972	$1,820	$1,335	$1,445	8%	(39%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$26.0	$24.5	$23.5	$23.1	$24.1	4%	(7%)
EOP deposits	41.0	37.6	34.6	34.1	35.3	4%	(14%)
Average loans	25.0	25.3	23.9	23.4	23.7	1%	(5%)
NCLs as a % of average loans (Mexico Consumer only)	4.67%	4.30%	4.36%	4.81%	5.51%	15%	18%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.32%	1.32%	1.37%	1.43%	1.41%	(1%)	7%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.33%	1.33%	1.47%	1.41%	1.46%	4%	10%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$6.5	$5.6	$5.5	$4.7	$4.5	(4%)	(31%)
EOP deposits	9.0	8.3	8.4	7.5	7.4	(1%)	(18%)
Average loans	6.9	6.1	5.6	5.1	4.7	(8%)	(32%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.7	$2.4	$2.5	$2.2	$2.2	-	(19%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 1 on page 1.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income	$1,278	$1,196	$1,253	$1,160	$1,167	1%	(9%)
Non-interest revenue(4)	541	523	481	403	454	13%	(16%)
Total revenues, net of interest expense	1,819	1,719	1,734	1,563	1,621	4%	(11%)
Total operating expenses(4)(5)(6)(7)(8)(9)	1,605	1,550	1,475	1,381	1,334	(3%)	(17%)
Net credit losses on loans	249	214	208	257	256	-	3%
Credit reserve build (release) for loans	(93)	(1)	55	112	73	(35%)	NM
Provision (release) for credit losses on unfunded lending commitments	(5)	(3)	(7)	(1)	(1)	-	80%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	37	28	35	25	30	20%	(19%)
Provisions for credit losses and for PBC	188	238	291	393	358	(9%)	90%
Income (loss) from continuing operations before taxes	26	(69)	(32)	(211)	(71)	66%	NM
Income taxes (benefits)	23	(11)	(1)	(53)	(25)	53%	NM
Income (loss) from continuing operations	3	(58)	(31)	(158)	(46)	71%	NM
Noncontrolling interests	2	-	-	3	14	367%	NM
Net income (loss)	$1	$(58)	$(31)	$(161)	$(60)	63%	NM
EOP assets (in billions)	$80	$72	$69	$74	$77	4%	(4%)
Average assets (in billions)	78	77	70	72	77	7%	(1%)
Efficiency ratio	88%	90%	85%	88%	82%	(600) bps	(600) bps
Allocated TCE (in billions)(10)	$6.2	$6.2	$6.2	$6.2	$5.1	(18%)	(18%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,563	$1,633	$1,523	$1,422	$1,467	3%	(6%)
Asia Consumer	252	219	191	150	135	(10%)	(46%)
Legacy Holdings Assets (LHA)	4	(133)	20	(9)	19	NM	375%
Total	$1,819	$1,719	$1,734	$1,563	$1,621	4%	(11%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$26.0	$24.5	$23.5	$23.1	$24.1	4%	(7%)
EOP deposits	41.0	37.6	34.6	34.1	35.3	4%	(14%)
Average loans	25.0	25.3	23.9	23.4	23.7	1%	(5%)
NCLs as a % of average loans (Mexico Consumer only)	4.67%	4.30%	4.36%	4.81%	5.51%	15%	18%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.32%	1.32%	1.37%	1.43%	1.41%	(1%)	7%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.33%	1.33%	1.47%	1.41%	1.46%	4%	10%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$6.5	$5.6	$5.5	$4.7	$4.5	(4%)	(31%)
EOP deposits	9.0	8.3	8.4	7.5	7.4	(1%)	(18%)
Average loans	6.9	6.1	5.6	5.1	4.7	(8%)	(32%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.7	$2.4	$2.5	$2.2	$2.2	-	(19%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (Mexico SBMM), collectively Mexico Consumer/SBMM; and Legacy Holdings Assets (primarily North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)	See footnote 1 on page 1.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income	$417	$357	$216	$22	$28	27%	(93%)
Non-interest revenue	140	(104)	(130)	(250)	(204)	18%	NM
Total revenues, net of interest expense	557	253	86	(228)	(176)	23%	NM
Total operating expenses	1,080	556	602	781	890	14%	(18%)
Provisions for other assets and HTM debt securities	(2)	5	(2)	4	1	(75%)	NM
Income (loss) from continuing operations before taxes	(521)	(308)	(514)	(1,013)	(1,067)	(5%)	(105%)
Income taxes (benefits)	(35)	46	(51)	(100)	(260)	(160%)	NM
Income (loss) from continuing operations	(486)	(354)	(463)	(913)	(807)	12%	(66%)
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-
Noncontrolling interests	(9)	(10)	(12)	(4)	2	NM	NM
Net income (loss)	$(478)	$(344)	$(452)	$(909)	$(810)	11%	(69%)

EOP assets (in billions)	$121	$125	$126	$127	$126	(1%)	4%
Average allocated TCE (in billions)(2)	19.4	20.8	23.0	23.3	32.8	41%	69%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Net interest income	$-	$-	$-	$-	$-	-	-
Non-interest revenue	(12)	33	1	4	-	(100%)	100%
Total revenues, net of interest expense	(12)	33	1	4	-	(100%)	100%
Total operating expenses(2)(3)(4)(5)(6)	110	85	67	56	34	(39%)	(69%)
Net credit losses on loans	11	(3)	(1)	-	-	-	(100%)
Credit reserve build (release) for loans	-	-	-	-	(11)	NM	NM
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-
Provisions for benefits and claims, other assets and HTM debt securities	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	11	(3)	(1)	-	(11)	NM	NM
Income (loss) from continuing operations before taxes	(133)	(49)	(65)	(52)	(23)	56%	83%
Income taxes (benefits)	(39)	(17)	(20)	(16)	(8)	50%	79%
Income (loss) from continuing operations	(94)	(32)	(45)	(36)	(15)	58%	84%
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-
Net income (loss)	$(94)	$(32)	$(45)	$(36)	$(15)	58%	84%

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.

(2)

1Q24 includes approximately $110 million in operating expenses (approximately $77 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024.

(3)

2Q24 includes approximately $85 million in operating expenses (approximately $58 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024.

(4)

3Q24 includes approximately $67 million in operating expenses (approximately $46 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

(5)

4Q24 includes approximately $56 million in operating expenses (approximately $39 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2024.

(6)	1Q25 includes approximately $34 million in operating expenses (approximately $23 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate(4)

(In millions of dollars), except as otherwise noted	1Q24	4Q24	1Q25(5)	1Q24	4Q24	1Q25(5)	1Q24	4Q24	1Q25(5)
Assets
Deposits with banks	$251,928	$284,050	$280,566	$2,647	$3,010	$3,001	4.23%	4.22%	4.34%
Securities borrowed and purchased under resale agreements(6)	358,699	324,484	362,140	7,822	6,847	6,291	8.77%	8.39%	7.05%
Trading account assets(7)	369,681	408,741	437,378	4,128	4,494	4,370	4.49%	4.37%	4.05%
Investments	516,121	484,416	459,354	4,857	4,318	4,175	3.78%	3.55%	3.69%
Consumer loans	381,800	388,366	386,690	9,798	9,913	9,758	10.32%	10.15%	10.23%
Corporate loans	296,955	299,641	304,047	5,759	5,378	4,985	7.80%	7.14%	6.65%
Total loans (net of unearned income)(8)	678,755	688,007	690,737	15,557	15,291	14,743	9.22%	8.84%	8.66%
Other interest-earning assets	75,001	71,125	75,982	1,235	1,112	1,112	6.62%	6.22%	5.94%
Total average interest-earning assets	$2,250,185	$2,260,823	$2,306,157	$36,246	$35,072	$33,692	6.48%	6.17%	5.92%

Liabilities
Deposits	$1,132,197	$1,116,527	$1,103,768	$10,411	$9,361	$8,438	3.70%	3.34%	3.10%
Securities loaned and sold under repurchase agreements(6)	310,540	317,665	372,193	6,966	6,628	6,256	9.02%	8.30%	6.82%
Trading account liabilities(7)	103,674	91,601	91,169	831	933	757	3.22%	4.05%	3.37%
Short-term borrowings and other interest-bearing liabilities	108,600	123,004	130,654	1,956	1,830	1,726	7.24%	5.92%	5.36%
Long-term debt(9)	168,628	177,288	175,021	2,552	2,562	2,477	6.09%	5.75%	5.74%
Total average interest-bearing liabilities	$1,823,639	$1,826,085	$1,872,805	$22,716	$21,314	$19,654	5.01%	4.64%	4.26%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,530	$13,758	$14,038	2.42%	2.42%	2.47%

1Q25 increase (decrease) from:							5 bps	5 bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $23 million for 1Q24, $25 million for 4Q24 and $26 million for 1Q25.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	1Q25 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Corporate loans by region
North America	$122.9	$129.6	$127.5	$130.8	$138.7	6%	13%
International	169.9	172.0	172.3	170.6	177.0	4%	4%
Total corporate loans	$292.8	$301.6	$299.8	$301.4	$315.7	5%	8%

Corporate loans by segment and reporting unit
Services	$80.5	$88.9	$88.7	$87.9	$98.0	11%	22%
Markets	118.3	119.5	120.0	125.3	129.8	4%	10%
Banking	87.3	86.7	84.7	82.1	81.4	(1%)	(7%)
All Other - Legacy Franchises - Mexico SBMM & AFG(3)	6.7	6.5	6.4	6.1	6.5	7%	(3%)
Total corporate loans	$292.8	$301.6	$299.8	$301.4	$315.7	5%	8%

Wealth by region
North America	$100.0	$100.9	$99.8	$98.0	$96.7	(1%)	(3%)
International	48.9	49.5	51.2	49.5	50.6	2%	3%
Total	$148.9	$150.4	$151.0	$147.5	$147.3	-	(1%)

USPB(4)
Branded Cards	$111.4	$115.3	$115.9	$121.1	$116.3	(4%)	4%
Credit cards	108.0	111.8	112.1	117.3	112.6	(4%)	4%
Personal installment loans (PIL)	3.4	3.5	3.8	3.8	3.7	(3%)	9%
Retail Services	50.8	51.7	51.6	53.8	50.2	(7%)	(1%)
Retail Banking	42.2	42.7	45.6	46.8	48.2	3%	14%
Total	$204.4	$209.7	$213.1	$221.7	$214.7	(3%)	5%

All Other—Consumer
Mexico Consumer	$19.6	$18.2	$17.4	$17.2	$17.9	4%	(9%)
Asia Consumer(5)	6.5	5.6	5.5	4.7	4.5	(4%)	(31%)
Legacy Holdings Assets (LHA)	2.4	2.2	2.2	2.0	1.9	(5%)	(21%)
Total	$28.5	$26.0	$25.1	$23.9	$24.3	2%	(15%)

Total consumer loans	$381.8	$386.1	$389.2	$393.1	$386.3	(2)%	1%

Total loans—EOP	$674.6	$687.7	$688.9	$694.5	$702.1	1%	4%

Total loans—average	$678.8	$679.6	$686.5	$688.0	$690.7	-	2%

NCLs as a % of total average loans	1.36%	1.35%	1.26%	1.30%	1.44%	14 bps	8 bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	See footnote 5 on page 9.
(5)	Asia Consumer also includes loans in Poland and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Services, Markets, and Banking by region
North America	$375.7	$376.1	$394.7	$397.8	$406.2	2%	8%
International	436.0	431.0	444.9	422.5	444.4	5%	2%
Total	$811.7	$807.1	$839.6	$820.3	$850.6	4%	5%

Treasury and Trade Solutions	$662.1	$655.1	$683.7	$680.7	$692.1	2%	5%
Securities Services	125.3	127.8	142.0	126.3	140.9	12%	12%
Services	$787.4	$782.9	$825.7	$807.0	$833.0	3%	6%
Markets(1)	23.6	23.7	13.4	12.7	17.1	35%	(28%)
Banking	0.7	0.5	0.5	0.6	0.5	(17%)	(29%)
Total	$811.7	$807.1	$839.6	$820.3	$850.6	4%	5%

Wealth
North America	$196.0	$194.2	$191.7	$189.5	$186.3	(2%)	(5%)
International	124.3	123.8	124.6	123.3	122.4	(1%)	(2%)
Total	$320.3	$318.0	$316.3	$312.8	$308.7	(1%)	(4%)

USPB	$99.6	$86.1	$85.1	$89.4	$92.4	3%	(7%)

All Other
Legacy Franchises
Mexico Consumer	$31.8	$28.6	$26.1	$26.0	$25.6	(2%)	(19%)
Mexico SBMM—corporate	9.2	9.0	8.5	8.1	9.7	20%	5%
Asia Consumer(2)	9.0	8.3	8.4	7.5	7.4	(1%)	(18%)
Legacy Holdings Assets (LHA)(3)	2.9	1.9	0.4	0.2	0.1	(50%)	(97%)
Corporate/Other(1)	22.7	19.1	25.6	20.2	21.9	8%	(4%)
Total	$75.6	$66.9	$69.0	$62.0	$64.7	4%	(14%)

Total deposits—EOP	$1,307.2	$1,278.1	$1,310.0	$1,284.5	$1,316.4	2%	1%

Total deposits—average	$1,326.4	$1,309.9	$1,311.1	$1,320.4	$1,305.0	(1%)	(2%)

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

												ACLL/EOP
	Balance	Builds (Releases)					FY 2024	Balance	Builds (Releases)	1Q25	Balance	Loans
	12/31/23	1Q24	2Q24	3Q24	4Q24	FY 2024	FX/Other	12/31/24	1Q25	FX/Other	3/31/25	3/31/25

Allowance for credit losses on loans (ACLL)
Services	$397	$34	$(100)	$7	$(71)	$(130)	$(3)	$264	$24	$2	$290
Markets	820	120	(111)	37	167	213	(3)	1,030	48	5	1,083
Banking	1,376	(89)	(51)	62	(122)	(200)	(9)	1,167	78	7	1,252
Legacy Franchises corporate (Mexico SBMM & AFG(1))	121	(8)	(12)	(3)	10	(13)	(13)	95	4	1	100

Total corporate ACLL	$2,714	$57	$(274)	$103	$(16)	$(130)	$(28)	$2,556	$154	$15	$2,725	0.89%
U.S. Cards(2)	$12,626	$326	$357	$10	$221	$914	$20	$13,560	$(169)	$1	$13,392	8.23%
Installment loans(3)	319	13	30	30	32	105	1	425	(5)	(1)	419
Retail Banking(3)	157	(2)	(5)	1	(7)	(13)	-	144	3	-	147
Total USPB	$13,102	$337	$382	$41	$246	$1,006	$21	$14,129	$(171)	$-	$13,958
Wealth	767	(190)	(43)	8	(11)	(236)	(2)	529	61	2	592
All Other—consumer	1,562	(85)	11	58	102	86	(288)	1,360	58	33	1,451
Total consumer ACLL	$15,431	$62	$350	$107	$337	$856	$(269)	$16,018	$(52)	$35	$16,001	4.14%

Total ACLL	$18,145	$119	$76	$210	$321	$726	$(297)	$18,574	$102	$50	$18,726	2.70%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,728	$(98)	$(8)	$105	$(118)	$(119)	$(8)	$1,601	$108	$11	$1,720
Total ACLL and ACLUC (EOP)	19,873	21	68	315	203	607	(305)	20,175	210	61	20,446
Other(4)	1,883	14	107	160	131	412	(293)	2,002	34	300	2,336
Total allowance for credit losses (ACL)	$21,756	$35	$175	$475	$334	$1,019	$(598)	$22,177	$244	$361	$22,782

(1)	See footnote 3 on page 16.
(2)	The December 31, 2024 ACLL balance includes approximately $20 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(3)	See footnote 5 on page 9.
(4)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$18,145	$18,296	$18,216	$18,356	$18,574	1%	2%
Gross credit (losses) on loans	(2,690)	(2,715)	(2,609)	(2,680)	(2,926)	(9%)	(9%)
Gross recoveries on loans	387	432	437	438	467	7%	21%
Net credit (losses) / recoveries on loans (NCLs)	(2,303)	(2,283)	(2,172)	(2,242)	(2,459)	10%	7%
Replenishment of NCLs	2,303	2,283	2,172	2,242	2,459	10%	7%
Net reserve builds / (releases) for loans	119	76	210	321	102	(68%)	(14%)
Provision for credit losses on loans (PCLL)	2,422	2,359	2,382	2,563	2,561	-	6%
Other, net(1)(2)(3)(4)(5)(6)	32	(156)	(70)	(103)	50	NM	56%
ACLL at end of period (a)	$18,296	$18,216	$18,356	$18,574	$18,726	1%	2%

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$1,629	$1,619	$1,725	$1,601	$1,720	7%	6%

Provision (release) for credit losses on unfunded lending commitments	$(98)	$(8)	$105	$(118)	$108	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,925	$19,835	$20,081	$20,175	$20,446	1%	3%

Total ACLL as a percentage of total loans(8)	2.75%	2.68%	2.70%	2.71%	2.70%	(1) bps	(5) bps

Consumer
ACLL at beginning of period	$15,431	$15,524	$15,732	$15,765	$16,018	2%	4%

NCLs	(2,139)	(2,175)	(2,098)	(2,191)	(2,277)	4%	6%
Replenishment of NCLs	2,139	2,175	2,098	2,191	2,277	4%	6%
Net reserve builds / (releases) for loans	62	350	107	337	(52)	NM	NM
Provision for credit losses on loans (PCLL)	2,201	2,525	2,205	2,528	2,225	(12%)	1%
Other, net(1)(2)(3)(4)(5)(6)	31	(142)	(74)	(84)	35	NM	13%
ACLL at end of period (b)	$15,524	$15,732	$15,765	$16,018	$16,001	-	3%

Consumer ACLUC(7) (b)	$46	$42	$39	$34	$31	(9%)	(33%)

Provision (release) for credit losses on unfunded lending commitments	$(15)	$(4)	$(4)	$(2)	$(3)	(50%)	80%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$15,570	$15,774	$15,804	$16,052	$16,032	-	3%

Consumer ACLL as a percentage of total consumer loans	4.07%	4.08%	4.05%	4.08%	4.14%	6 bps	7 bps

Corporate
ACLL at beginning of period	$2,714	$2,772	$2,484	$2,591	$2,556	(1%)	(6%)

NCLs	(164)	(108)	(74)	(51)	(182)	(257%)	(11%)
Replenishment of NCLs	164	108	74	51	182	257%	11%
Net reserve builds / (releases) for loans	57	(274)	103	(16)	154	NM	170%
Provision for credit losses on loans (PCLL)	221	(166)	177	35	336	NM	52%
Other, net(1)	1	(14)	4	(19)	15	NM	NM
ACLL at end of period (c)	$2,772	$2,484	$2,591	$2,556	$2,725	7%	(2%)

Corporate ACLUC(7) (c)	$1,583	$1,577	$1,686	$1,567	$1,689	8%	7%

Provision (release) for credit losses on unfunded lending commitments	$(83)	$(4)	$109	$(116)	$111	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,355	$4,061	$4,277	$4,123	$4,414	7%	1%

Corporate ACLL as a percentage of total corporate loans(8)	0.98%	0.85%	0.89%	0.87%	0.89%	2 bps	(9) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(2)	1Q24 primarily relates to FX translation.
(3)	2Q24 primarily relates to FX translation.
(4)	3Q24 primarily relates to FX translation.
(5)	4Q24 primarily relates to FX translation.
(6)	1Q25 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)

Excludes loans that are carried at fair value of $8.9 billion, $8.5 billion, $8.1 billion, $8.0 billion, and $8.2 billion at March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024, and March 31, 2025, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						1Q25 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2024	2024	2024	2024	2025	4Q24	1Q24

Corporate non-accrual loans by region(1)
North America	$874	$456	$459	$757	$822	9%	(6%)
International	615	542	485	620	554	(11%)	(10%)
Total	$1,489	$998	$944	$1,377	$1,376	-	(8%)

Corporate non-accrual loans by segment and component(1)
Banking	$606	$462	$348	$498	$510	2%	(16%)
Services	27	30	96	65	110	69%	307%
Markets	686	362	390	715	631	(12%)	(8%)
Mexico SBMM & AFG	170	144	110	99	125	26%	(26%)
Total	$1,489	$998	$944	$1,377	$1,376	-	(8%)

Consumer non-accrual loans(1)
Wealth	$276	$303	$284	$404	$415	3%	50%
USPB	290	285	292	290	305	5%	5%
Mexico Consumer	465	425	415	411	416	1%	(11%)
Asia Consumer(2)	23	22	21	19	20	5%	(13%)
Legacy Holdings Assets—Consumer	227	217	210	186	172	(8%)	(24%)
Total	$1,281	$1,252	$1,222	$1,310	$1,328	1%	4%

Total non-accrual loans (NAL)	$2,770	$2,250	$2,166	$2,687	$2,704	1%	(2%)

Other real estate owned (OREO)(3)	$26	$27	$25	$18	$21	17%	(19%)

NAL as a percentage of total loans	0.41%	0.33%	0.31%	0.39%	0.39%	0 bps	(2) bps

ACLL as a percentage of NAL	661%	810%	847%	691%	693%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets in Poland and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE (TBVPS)

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
CET1 Capital and Ratio and Components(1)	2024	2024	2024	2024	2025(2)

Citigroup common stockholders’ equity(3)	$189,059	$190,283	$192,796	$190,815	$194,125
Add: qualifying noncontrolling interests	159	153	168	186	192
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	757	757	757	757	-
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(914)	(629)	(773)	(220)	(213)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(1,031)	(760)	(906)	(910)	(32)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,647	18,315	18,397	17,994	18,122
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,258	3,138	3,061	3,357	3,291
Defined benefit pension plan net assets and other	1,386	1,425	1,447	1,504	1,532
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,936	11,695	11,318	11,628	11,517
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	3,551	3,652	3,071	3,042	4,261
CET1 Capital	$153,142	$154,357	$158,106	$155,363	$155,839
Risk-Weighted Assets (RWA)(4)	$1,138,546	$1,135,750	$1,153,150	$1,139,988	$1,158,806
CET1 Capital ratio (CET1/RWA)	13.45%	13.59%	13.71%	13.63%	13.4%

Supplementary Leverage Ratio and Components
CET1(4)	$153,142	$154,357	$158,106	$155,363	$155,839
Additional Tier 1 Capital (AT1)(7)	18,923	19,426	17,682	19,164	19,675
Total Tier 1 Capital (T1C) (CET1 + AT1)	$172,065	$173,783	$175,788	$174,527	$175,514
Total Leverage Exposure (TLE)(4)	$2,948,323	$2,949,534	$3,005,709	$2,985,418	$3,039,006
Supplementary Leverage ratio (T1C/TLE)(4)	5.84%	5.89%	5.85%	5.85%	5.8%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders’ equity	$188,985	$190,210	$192,733	$190,748	$194,058
Less:
Goodwill	20,042	19,704	19,691	19,300	19,422
Intangible assets (other than MSRs)	3,636	3,517	3,438	3,734	3,679
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	16	16	16
Tangible common equity (TCE)(9)	$165,307	$166,989	$169,588	$167,698	$170,941
Common shares outstanding (CSO)	1,907.4	1,907.8	1,891.3	1,877.1	1,867.7
Book value per share (common equity/CSO)	$99.08	$99.70	$101.91	$101.62	$103.90
Tangible book value per share (TCE/CSO)(9)	$86.67	$87.53	$89.67	$89.34	$91.52

Average TCE (in billions of dollars)(9)
Services	$24.9	$24.9	$24.9	$24.9	$24.7
Markets	54.0	54.0	54.0	54.0	50.4
Banking	21.8	21.8	21.8	21.8	20.6
Wealth	13.2	13.2	13.2	13.2	12.3
USPB	25.2	25.2	25.2	25.2	23.4
All Other	25.6	27.0	29.2	29.5	37.9
Total Citi average TCE	$164.7	$166.1	$168.3	$168.6	$169.3
Plus:
Average goodwill	$19.6	$19.5	$19.6	$19.4	$18.8
Average intangible assets (other than MSRs)	3.7	3.6	3.5	3.6	3.7
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	-	-
Total Citi average common stockholders’ equity (in billions of dollars)	$188.0	$189.2	$191.4	$191.6	$191.8

(1)	See footnote 3 on page 1.
(2)	March 31, 2025 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 4 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.